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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 14, 2007

BIG CAT ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-49870
(State or other jurisdiction of incorporation)	(Commission File No.)

201 W. Lakeway
Suite 1000
Gillette, Wyoming 82718
(Address of principal executive offices and Zip Code)

(307) 685-3122
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

On November 14, 2007, we announced the Wyoming Department of Environmental Quality (WDEQ) has approved seven permit applications submitted on behalf of Marathon Oil Company (NYSE:MRO) to evaluate the ARID process in seven Marathon Gas wells located in the Wyoming Powder River Basin (WPRB). The ARID tools are slated for installation before the end of 2007. Marathon Oil has begun preparation of these Coal Bed Methane (CBM) wells for the installation of the ARID tools. Both Big Cat Energy Corporation and Marathon Oil have high expectations for these wells.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits	Document Description

	99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 14th day of November, 2007.

BIG CAT ENERGY CORPORATION

BY:	RICHARD STIFEL
Richard Stifel, Principal Financial Officer, Principal Accounting Officer, Secretary and Treasurer.